                              SEMI-ANNUAL REPORT

SIX MONTHS ENDED SEPTEMBER 30 , 2002


      KENSINGTON
      SELECT
      INCOME
      FUND

      A MANAGED PORTFOLIO OF
      REAL ESTATE SECURITIES

      Income Oriented
      Value Driven


INVESTMENT ADVISOR
Kensington Investment Group
4 Orinda Way, Suite 220 D
Orinda, California 94563
(800)253-2949
(925)253-9878 Fax
info@kig.com

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219
(877) 833-7114 Toll Free

LEGAL COUNSEL
Dechert
1775 Eye Street, NW
Washington, DC 20006

INDEPENDENT AUDITORS
Ernst & Young LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

This material does not constitute an offer to sell or a solicitation of an offer to buy any security. This material is authorized for distribution only when preceded or accompanied by a current prospectus for the Kensington Select Income Fund. The prospectus contains complete information including charges, expenses and ongoing fees and should be read carefully before investing. Performance information is prior to fees and expenses. Past performance may not be indicative of future results. Investment returns and principal value will fluctuate so shares may be worth more or less than their original cost. Investments in the Fund are subject to the risks related to direct investment in real estate such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

11/02

KENSINGTON SELECT INCOME FUND


                                    [CHART]

                              YIELD COMPARISON/1/

Kensington Select      10 Year
   Income Fund      Treasury Notes  S&P 500
-----------------   --------------  -------
     8.35%              3.60%        1.90%

The 30-day SEC yield for Select Income Fund was 7.61% as of September 30, 2002.




RESULTS AT A GLANCE

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED SEPTEMBER 30, 2002   ONE      SINCE
WITH ALL DISTRIBUTIONS REINVESTED      YEAR   INCEPTION
Kensington Select Income Fund/2/       20.08%   26.81%
Merrill Lynch Preferred Index           8.29%    8.29%
NAREIT Composite Index                  9.73%   12.38%
Rank vs. Lipper Real Estate Funds/3/ 4 of 155 1 of 152
-------------------------------------------------------

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Performance for other share classes can be found on page 29.

/1/Source: S&P 500--Bloomberg as of 10/2/02; 10 Year Treasury Notes--Bloomberg;
  Kensington Select Income Fund 12 month dividend yield as of 9/30/02. Treasury Notes are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
/2/Fund Inception 3/30/01. While the Class A shares were initially offered for purchase effective March 30, 2001, no shareholder activity occurred until April 3, 2001.
/3/Lipper Inc. rankings are based on total returns and do not reflect the effects of sales charges.

The Merrill Lynch Preferred Index is a market capitalization weighted index that includes perpetual payment preferred issues. The Preferred Index consists of a set of exchange-traded preferred stocks that are covered by Merrill Lynch Fixed Income Research. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

The NAREIT Composite Index is an unmanaged index consisting of approximately 200 Real Estate Investment Trust stocks. The index does not reflect the deduction of expenses associated with a mutual fund. It is not possible to invest directly in an index.

Past performance is not predictive of future performance. Investment return and net asset value will fluctuate so that investors shares, when redeemed, may be worth more or less than original cost. Performance is as of date indicated and may differ from current performance due to market volatility. To obtain more current performance information, please call 1-877-833-7114.

KENSINGTON SELECT INCOME FUND

A NOTE FROM THE PRESIDENT


Dear Shareholder,

Thank you for your investment in the Kensington Select Income Fund.

As Advisor to the Fund, Kensington Investment Group has a single goal-providing premier investment management services to real estate securities investors. Dedication to research, disciplined execution of investment strategies and excellent communication with clients are the focus of our organization.

We believe we are in the midst of a fundamental change in how commercial real estate is financed and owned. Underlying this transformation is a shift in ownership from the old private real estate empires to publicly traded securities. This transition is akin to that which has occurred in other capital intensive industries, such as steel, autos and banking, earlier this century. Capital intensive industries like real estate, which are privately held, gravitate towards public ownership because the public securities markets provide the lowest cost capital. We believe when investors look back in ten to fifteen years, this will be seen as a watershed period for the real estate industry, ushering in a period of significant growth, consolidation and public ownership of these businesses.

We believe that to successfully capitalize on this opportunity, three factors will be essential:

.. Acting in anticipation of the changes taking place in the commercial real estate markets.

..  Focusing on niche markets and using specialized strategies to our advantage.

.. Coordinating a team of professionals with superior skills and experience in the research, trading and management of real estate securities portfolios.

The following report reviews our investment results and portfolios for the six months ended September 30, 2002. We invite your inquiries regarding any questions, comments or additional information you may require.

Sincerely,
/s/ John Kramer


JOHN KRAMER
President, Kensington Investment Group

KENSINGTON SELECT INCOME FUND


GROWTH OF A $10,000 INVESTMENT
Period from Fund inception on March 30, 2001 to September 30, 2002

                      [GRAPHIC]



          Kensigton Select    Merrill  Lynch
            Income Fund      Preferred Index
          ---------------    ----------------
Mar-01         9,423              10,000
Jun-01        11,090              10,264
Sep-01        11,217              10,410
Dec-01        12,113              10,653
Mar-02        12,851              10,662
Jun-02        13,777              10,897
Sep-02        13,472              11,273


This chart reflects payment of the maximum sales charge of 5.75% on a hypothetical $10,000 investment (Class A shares). Thus, the net amount invested was $9,425. Results shown include the reinvestment of dividends and capital gains in the fund and do not take into account income or capital gain taxes. As outlined in the prospectus, the sales charge is lower for investments of $50,000 or more.

The index is unmanaged and does not reflect the effects of sales charges, commissions or expenses. It is not possible to invest directly in an index.
--------------------------------------------------

Average annual total returns on a $10,000 investment with all distributions reinvested for the period ended September 30, 2002:

                                                   1       SINCE
                                                  YEAR  INCEPTION/2/
           CLASS A SHARES/1/                     ------ -----------
           Reflecting 5.75% maximum sales charge 13.18%   21.92%

/1/Performance for other share classes can be found on page 29.
/2/Fund inception 3/30/01.
Past performance is not predictive of future performance.

MANAGEMENT'S DISCUSSION AND ANALYSIS

The Kensington Select Income Fund maintained its quarterly dividend rate during the first half of its fiscal year, the six-month period ended September 30, 2002. This brings the 12 month dividend yield to 8.35%. Note: the 30-day SEC yield is 7.61%./1 /Select Income Fund's dividend is well above other equity market alternatives and government bonds. For example, the S&P 500 dividend yield is 1.90% and the dividend yield on 10 Year Treasury Notes is 3.60% (as of 9/30/02)./ 2/

                    [CHART]

                YIELD COMPARISON/3/

Kensington Select      10 Year
   Income Fund      Treasury Notes  S&P 500
-----------------   --------------  -------
     8.35%              3.60%        1.90%

The 30-day SEC yield for Select Income Fund was 7.61% as of September 30, 2002.

We are also pleased to report that the Kensington Select Income Fund generated a 4.82%/4/ return compared to a loss of 3.72% for the NAREIT Composite Index in first half fiscal 2003, the six-month period ended September 30, 2002. The higher yield and more stable pricing of real estate senior securities (preferred stocks and bonds) are responsible for the Fund's excellent performance versus this benchmark.

/1/Kensington Select Income yields as of 9/30/02.
/2/The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing all major industries and is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks. An investor cannot invest directly in an index.
/3/Source: S&P 500--Bloomberg as of 10/2/02; 10 Year Treasury Bonds--Bloomberg.
   Kensington Select Income Fund 12 month dividend yield as of 9/30/02. Treasury Notes are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.
/4/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Inception to date return reflecting the maximum sales charge of 5.75% is 21.92%. One year return for Class A shares is 20.08% (13.18% reflecting the maximum sales charge). Performance for other share classes can be found on page 29. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

KENSINGTON SELECT INCOME FUND

From Fund inception on March 30, 2001 through the end of third quarter 2002, the Kensington Select Income Fund returned 26.81%./1/ This compares favorably to both the Merrill Lynch Preferred Index's 8.29% gain and the NAREIT Composite Index's 12.38% return over the same time period. The Fund also ranked #1 out of 152 funds in Lipper Analytical Services' realty fund category over this time period./2/

THE FIRST HALF IN REVIEW

In second quarter 2002, real estate securities continued to deliver positive total returns as investors remained biased to higher yielding equities. However, in the third quarter, we witnessed many investors abandoning equities and seeking the shelter of risk free U.S. Treasury securities. Although the NAREIT Composite Index significantly outperformed broad stock market indices, it was down in the third quarter. The prices of the REIT senior securities trended moderately lower, but the portfolio's high current dividend yield provided for a positive total return for the Select Income Fund.

REAL ESTATE INDUSTRY FUNDAMENTALS

Although new supply remains constrained, softening demand in a weak economy is restraining real estate company revenue and earnings growth. Anticipating a stronger economic recovery, we had been forecasting 2% to 3% revenue growth translating into 5% to 7% earnings gains over the next year. Now, it appears revenues and earnings will be flat to moderately lower until the economy gains

/1/Source: Bloomberg. The total return was calculated for Class A shares at net asset value (without a sales charge). Inception to date returns reflecting the maximum sales charge of 5.75% is 21.92%. One year return for Class A shares is 20.08% (13.18% reflecting the maximum sales charge). Performance for other share classes can be found on page 29. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
/2/Fund inception 3/30/01. Class A share ranking. For the 1-year period ended
   9/30/02, the Fund was ranked #4 out of 155 funds within Lipper's realty fund category. The fund was not ranked for the 5 and 10 year periods. The Lipper ranking is based on total return and does not reflect a sales charge. Past performance is no guarantee of future results.

momentum--our best guess is in the second half of 2003. In general, dividends on real estate securities are still covered by cash flow. However, we may see some pressure on dividends from companies in troubled property categories such as hotel and "Class A" apartments, and from REITs with significant exposure to economically distressed regions such as Silicon Valley. We have underweighted such companies in Select Income Fund's portfolio, and will continue to do so until such time as the price of their shares fairly reflects the risks in their underlying property portfolios.

Despite the flat to down earnings growth we expect over the near term, REIT preferred stock dividends and bond payouts should be largely insulated from any financial stress caused by reduced revenues, as they have "first call" on the company's cash flow.

REIT VALUATIONS

The commercial real estate industry is experiencing the very same thing as virtually every other industry in America--weak demand in a flat and uneven economy. Importantly, however, based on historical averages, real estate securities valuations are attractive compared to most other stock market sectors. REITs are now trading at approximately 90% of underlying property values, near the bottom of the historic range of 80% to 130% of property value. Currently, REITs are trading at less than 10 times cash flow, also in the low end of the historical range of 8 to 14 times cash flow.

Real estate securities also appear attractive to other equities and bonds. Even after a two and a half year bear market, the S&P 500 still trades at 28 times trailing earnings versus a historical average P/E of less than 20. On a yield basis, REITs compare quite favorably to other equities and government bonds. REIT dividend yields average close to 7% versus 2% for the S&P 500 and 4% for 10 Year Treasury Notes.

REIT senior securities (preferred stocks and bonds) comprise approximately 80% of the Select Income Fund's portfolio. We believe

KENSINGTON SELECT INCOME FUND
the high yields on these securities will translate into solid total returns in the year ahead.

IN CONCLUSION

Over the last two years, real estate securities have significantly outperformed most other market sectors. Modest earnings growth combined with above average yields and reasonable valuations produced solid returns. Over the short-term, the fragile economic recovery will likely restrain growth and the capital appreciation potential of real estate securities may be limited. However, in our opinion, valuations reflect much of today's challenging economic environment. We also believe that dividend yields will continue to serve as a floor for real estate securities prices while producing respectable total returns compared to other equities and government bonds.

             /s/ Paul Gray              /s/ Joel Beam


             PAUL GRAY                  JOEL BEAM
             Portfolio Manager          Portfolio Manager

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002  (Unaudited)

                                            SHARES      VALUE
Common Stock (5.6%)
Real Estate
American Financial Realty Trust Company    1,750,000 $   18,025,000
                                                         ----------
Preferred Stock (84.2%)
Real Estate Investment Trust
Alexandria Real Estate Equities,
  Incorporated, Series A, 9.50%                3,100         82,057
Alexandria Real Estate Equities,
  Incorporated, Series B, 9.10%              209,400      5,513,502
AMB Property Corporation,
  Series A, 8.50%                              3,500         90,405
Apartment Investment & Management
  Company, Class Q, 10.10%                   126,400      3,297,776
Apartment Investment & Management
  Company, Class R, 10.00%                   360,800      9,434,920
Apartment Investment & Management
  Company, Series D, 8.75%                    37,800        917,028
Apartment Investment & Management
  Company, Series G, 9.375%                   27,300        704,613
Apartment Investment & Management
  Company, Series H, 9.50%                    84,000      2,103,360
Associated Estates Realty,
  Series A, 9.75%                            238,800      5,874,480
Avalonbay Communities, Incorporated,
  Series D, 8.00%                                800         20,112
BRE Properties, Series B, 8.08%               21,300        547,410
CarrAmerica Realty Corporation,
  Series B, 8.57%                             25,036        634,663
CarrAmerica Realty Corporation,
  Series C, 8.55%                             35,900        905,757
CarrAmerica Realty Corporation,
  Series D, 8.45%                              6,600        166,848
CBL & Associates Properties, Incorporated,
  Series B, 8.75%                            137,200      7,223,580
Chelsea Property Group, Incorporated,
  Series A, 8.375%                            13,635        600,367
Colonial Properties Trust,
  Series A, 8.75%                            254,800      6,377,644
Colonial Properties Trust,
  Series C, 9.25%                            115,200      3,024,000
Commercial Net Lease Realty,
  Series A, 9.00%                             35,600        925,600
Corporate Office Properties Trust,
  Series B, 10.00%                            38,400        979,968

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002   (Unaudited) (Continued)


                                               SHARES     VALUE
Real Estate Investment Trust (continued)
Corporate Office Properties Trust,
  Series E, 10.25%                              68,500 $    1,795,043
Corporate Office Properties Trust,
  Series F, 9.875%                             155,700      4,048,200
Crescent Real Estate Equities Company,
  Series A, 6.75%                                7,600        146,680
Crescent Real Estate Equities Company,
  Series B, 9.50%                              739,200     18,443,040
Crown American Realty Trust,
  Series A, 11.00%                             158,800      8,813,400
Developers Diversified Realty Corporation,
  Class C, 8.375%                                5,600        140,000
Developers Diversified Realty Corporation,
  Class D, 8.68%                               235,400      5,910,894
Developers Diversified Realty Corporation,
  Series F, 8.60%                              286,550      7,307,025
EastGroup Properties, Incorporated,
  Series A, 9.00%                               24,400        613,660
Entertainment Properties Trust,
  Series A, 9.50%                              695,900     17,815,040
Equity Inns, Incorporated, Series A, 9.50%      97,500      2,306,850
Equity Residential, Series B, 9.125%             5,500        146,025
Federal Realty Investment Trust,
  Series A, 7.95%                                3,600         89,820
Federal Realty Investment Trust,
  Series B, 8.50%                               79,760      2,065,784
FelCor Lodging Trust, Incorporated,
  Series A, $1.95                              142,000      3,010,400
FelCor Lodging Trust, Incorporated,
  Series B, 9.00%                              195,700      4,775,080
First Industrial Realty Trust, Series D, 7.95%  25,300        622,633
First Industrial Realty Trust, Series E, 7.90%   5,500        135,850
Glenborough Realty Trust, Series A, 7.75%       55,000      1,215,500
Glimcher Realty Trust, Series B, 9.25%         308,598      7,696,434
Great Lakes REIT, Incorporated,
  Series A, 9.75%                               13,100        340,600
Health Care REIT, Incorporated,
  Series B, 8.875%                              24,700        616,265
Highwoods Properties, Incorporated,
  Series A, 8.625%                               6,000      6,114,378
Highwoods Properties, Incorporated,
  Series B, 8.00%                               46,900      1,120,910
Highwoods Properties, Incorporated,
  Series D, 8.00%                               23,500        553,425

              See accompanying notes to the financial statements.

                                                SHARES     VALUE
Real Estate Investment Trust (continued)
Home Properties of New York, Incorporated,
  Series F, 9.00%                               327,400 $    8,807,060
Hospitality Properties Trust, Series A, 9.50%    45,600      1,190,160
Host Marriott Corporation, Class A, 10.00%       43,200      1,080,000
Host Marriott Corporation, Class C, 10.00%       64,200      1,615,914
Host Marriott Corporation, Series B, 10.00%      42,800      1,070,000
HRPT Properties Trust, Series A, 9.875%         314,429      8,175,154
HRPT Properties Trust, Series B, 8.75%          820,000     20,393,399
Innkeepers USA Trust, Series A, 8.625%           23,800        553,350
iStar Financial, Incorporated, Series B, 9.375%  87,600      2,198,760
iStar Financial, Incorporated, Series C, 9.20%  109,000      2,732,630
iStar Financial, Incorporated, Series D, 8.00%   79,200      1,869,120
JDN Realty Corporation, Series A, 9.375%        107,000      2,700,680
Kramont Realty Trust, Series D, 9.50%            55,800      1,408,950
La Quinta Properties, Incorporated,
  Series A, 9.00%                               177,700      4,087,100
LaSalle Hotel Properties, Series A, 10.25%      359,900      9,069,480
LTC Properties, Incorporated, Series A, 9.50%     8,000        186,000
LTC Properties, Incorporated, Series B, 9.00%     8,000        180,000
Mid-America Apartment Communities,
  Incorporated, Series A, 9.50%                 202,400      5,140,960
Mid-America Apartment Communities,
  Incorporated, Series B, 8.875%                 71,500      1,787,500
Mid-America Apartment Communities,
  Incorporated, Series C, 9.375%                175,400      4,376,230
New Plan Excel Realty Trust, Series B, 8.625%    91,600      2,294,580
Parkway Properties, Incorporated,
  Series A, 8.75%                               113,700      2,893,665
Post Properties, Incorporated, Series A, 8.50%    1,700         86,020
Post Properties, Incorporated,
  Series B, 7.625%                               34,700        798,100
Post Properties, Incorporated,
  Series C, 7.625%                               12,000        276,120
Prime Group Realty Trust, Series B, 9.00%       117,300      1,800,555
Prologis Trust, Series C, 8.54%                  63,428      3,088,151
Prologis Trust, Series D, 7.92%                 130,400      3,263,912
Prologis Trust, Series E, 8.75%                   3,400         88,060
PS Business Parks, Incorporated,
  Series A, 9.25%                                83,800      2,176,286
PS Business Parks, Incorporated,
  Series D, 9.50%                                75,600      2,018,520
PS Business Parks, Incorporated,
  Series F, 8.75%                               101,700      2,617,758
Public Storage, Incorporated, Series A,
  Deposit Shares                                192,550      5,275,870

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS
SEPTEMBER 30, 2002   (Unaudited) (Continued)


                                            SHARES      VALUE
Real Estate Investment Trust (continued)
Realty Income Corporation, Class B, 9.375%   44,400 $     1,154,400
Rouse Capital, Series Z, 9.25%               77,300       1,978,880
Shurgard Storage Centers, Incorporated,
  Series D, 8.75%                             1,900          49,400
Simon Property Group, Incorporated,
  Series F, 8.75%                             7,500         199,875
Sizeler Property Investors, Incorporated,
  Series B, 9.75%                           296,100       7,728,210
SNH Capital Trust I, Series Z, 10.125%      100,300       2,586,737
Taubman Centers, Incorporated,
  Series A, 8.30%                           118,800       2,851,200
U.S. Restaurant Properties, Series A, 7.72%  89,000       1,824,500
United Dominion Realty Trust,
  Series B, 8.60%                             2,300          59,570
Winston Hotels, Incorporated,
  Series A, 9.25%                            98,700       2,191,140
                                                        -----------
Total Preferred Stock                                   271,190,982
                                                        -----------
Real Estate Investment Trusts (19.6%)
Diversified (4.2%)
Entertainment Properties Trust              277,900       6,141,590
iStar Financial, Incorporated               269,500       7,524,440
                                                        -----------
                                                         13,666,030
                                                        -----------
Mortgage (7.2%)
Annaly Mortgage Management,
  Incorporated                              548,700      10,123,515
Anthracite Capital, Incorporated            685,700       7,748,410
Apex Mortgage Capital, Incorporated          15,700         175,683
FBR Asset Investment Corporation            159,100       4,973,466
                                                        -----------
                                                         23,021,074
                                                        -----------
Office Property (4.7%)
Highwoods Properties, Incorporated           10,000         234,000
HRPT Properties Trust                       383,969       3,167,744
Koger Equity, Incorporated                  692,700      11,699,703
                                                        -----------
                                                         15,101,447
                                                        -----------
Retail (1.8%)
Crown American Realty Trust                 572,700       5,263,113
Kramont Realty Trust                         29,700         439,560
                                                        -----------
                                                          5,702,673
                                                        -----------

              See accompanying notes to the financial statements.

                                              SHARES
                                                OR
                                            PRINCIPAL
                                              AMOUNT            VALUE
Whole Loans (1.7%)
RAIT Investment Trust                              271,400 $     5,590,840
                                                           --  -----------
Total Real Estate Investment Trusts                             63,082,064
                                                               -----------
Corporate Bonds (16.9%)
Hotels (0.3%)
Starwood Hotels & Resorts,
  7.75%, 11/15/25                               $1,000,000         915,000
                                                               -----------
Real Estate (4.1%)
LNR Property Corporation,
  9.375%, 03/15/08                               8,000,000       7,920,000
LNR Property Corporation,
  10.50%, 01/15/09                               5,100,000       5,202,000
                                                               -----------
                                                                13,122,000
                                                           --  -----------
Real Estate Investment Trust (12.5%)
BF Saul REIT, 9.75%, 04/01/08                   11,000,000      10,889,999
Cresent Real Estate Equities Company,
  7.50%, 09/15/07                                  250,000         235,000
Cresent Real Estate Equities Company,
  9.25%, 04/15/09                                5,000,000       4,975,000
HRPT Properties Trust, 8.375%, 06/15/11            500,000         507,509
iStar Financial, Incorporated,
  6.75%, 03/01/03                                5,320,000       5,285,681
iStar Financial, Incorporated,
  7.70%, 07/15/17                                2,000,000       1,717,892
JDN Realty Corporation, 6.92%, 03/31/03          1,445,000       1,421,230
Meristar Hospitality Corporation,
  9.125%, 01/15/11                               7,000,000       6,230,000
Sizeler Property Invest, 9.00%, 07/15/09         9,000,000       9,168,750
                                                               -----------
                                                                40,431,061
                                                           --  -----------
Total Corporate Bonds                                           54,468,061
                                                               ===========
Total Investments
  (Cost $403,156,825) (a) - 126.3%                             406,766,107
Liabilities in excess of other assets - (26.3)%                (84,668,977)
                                                           --  -----------
NET ASSETS - 100.0%                                        $   322,097,130
                                                               ===========

 (a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation/depreciation of securities as follows:

                  Unrealized appreciation....... $ 8,394,930
                  Unrealized depreciation.......  (4,954,828)
                                                 -----------
                  Net unrealized appreciation... $ 3,609,282
                                                 ===========

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

                                          SHARES     VALUE
Securities Sold Short (1.4%)
Real Estate Investment Trusts
Apartments (0.0%)
Avalonbay Communities, Incorporated         2,000  $     54,400
Diversified (1.0%)
Capital Automotive REIT                   110,000     2,747,800
Keystone Property Trust                    19,500       324,480
Mortgage (0.3%)
Anthracite Capital, Incorporated           10,000       113,000
Capstead Mortgage Corporation              45,300       936,351
Retail (0.1%)
Developers Diversified Realty Corporation  21,500       473,215
                                                      ---------
Total Securities Sold Short (Proceeds $4,480,066) $   4,649,246
                                                      =========

              See accompanying notes to the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002  (Unaudited)

ASSETS
Investments, at value/1/ (cost $403,156,825)                     $   406,766,107
Deposits with broker and custodian bank for securities
   sold short                                                          4,799,012
Collateral for securities loaned                                       6,141,343
Interest and dividends receivable                                      3,947,594
Receivable for investments sold                                          825,182
Receivable for capital shares issued                                   1,319,999
Prepaid expenses                                                           2,179
                                                                     -----------
   Total Assets                                                      423,801,416
                                                                     -----------
LIABILITIES
Demand loan payable to bank                                           86,092,538
Securities sold short (proceeds $4,480,066)                            4,649,246
Payable for return of collateral received for securities on loan       6,141,343
Payable for investments purchased                                      4,187,304
Payable for capital shares redeemed                                       60,672
Accrued expenses and other payables
   Investment advisory fees                                              255,841
   Distribution fees                                                     124,722
   Other                                                                 192,620
                                                                     -----------
   Total Liabilities                                                 101,704,286
                                                                     -----------
NET ASSETS                                                       $   322,097,130
                                                                     ===========
Capital                                                          $   322,141,270
Undistributed net investment income                                    1,098,103
Accumulated net realized losses on investments                        (4,582,345)
Net unrealized appreciation on investments                             3,440,102
                                                                     -----------
   Net Assets                                                    $   322,097,130
                                                                     ===========
Outstanding units of beneficial interest (shares)
   Class A
      Net Assets                                                 $   228,654,403
      Shares outstanding                                               7,263,377
                                                                     -----------
      Redemption price per share                                 $         31.48
                                                                     ===========
   Maximum Sales Charge - Class A                                          5.75%
   Maximum Offering Price
      [100%/(100%-Maximum Sales Charge) of net asset
                                                                     -----------
      value adjusted to the nearest cent] per share              $         33.40
                                                                     ===========
   Class B
      Net Assets                                                 $    25,796,532
      Shares outstanding                                                 822,544
                                                                     -----------
      Offering price per share/2/                                $         31.36
                                                                     ===========
   Class C
      Net Assets                                                 $    67,646,195
      Shares outstanding                                               2,159,829
                                                                     -----------
      Offering price per share/2/                                $         31.32
                                                                     ===========

/1/Includes securities on loan of $1,534,042.
/2/Redemption price per share varies by length of time shares are held.

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

INVESTMENT INCOME
Interest income                                              $    1,876,504
Securities lending income                                             3,497
Dividend income                                                  13,431,215
                                                                 ----------
   Total Income                                                  15,311,216
                                                                 ----------
EXPENSES
Investment advisory fees                                          1,313,655
Administration fees                                                 233,950
Distribution fees
   Class A                                                          241,831
   Class B                                                           90,434
   Class C                                                          255,895
Custodian fees                                                       41,949
Transfer agent fees                                                 129,601
Trustees' fees                                                        1,807
Dividend expense                                                    114,259
Interest expense                                                    478,060
Other expenses                                                      129,709
                                                                 ----------
   Total expenses before waivers                                  3,031,150
   Less expenses waived by the Investment Adviser                   (77,237)
                                                                 ----------
   Net Expenses                                                   2,953,913
                                                                 ----------
   Net Investment Income                                         12,357,303
                                                                 ----------
REALIZED/UNREALIZED LOSSES FROM
INVESTMENTS, OPTIONS AND SECURITIES
SOLD SHORT
Net realized losses from investments, options and securities
   sold short                                                    (4,443,712)
Change in unrealized appreciation/depreciation from
   investments, options and securities sold short                (1,631,035)
                                                                 ----------
Net realized/unrealized losses from investments, options and
   securities sold short                                         (6,074,747)
                                                                 ----------
Change in net assets resulting from operations               $    6,282,556
                                                                 ==========

              See accompanying notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE             FOR THE
                                           SIX MONTHS ENDED      PERIOD ENDED
                                           SEPTEMBER 30, 2002   MARCH 31, 2002/1/
                                             (Unaudited)
FROM INVESTMENT
ACTIVITIES
OPERATIONS
Net investment income                      $       12,357,303   $       4,325,351
Net realized gains (losses) from
   investments, options and securities
   sold short                                      (4,443,712)            276,703
Change in unrealized appreciation/
   depreciation from investments, options
   and securities sold short                       (1,631,035)          5,071,137
                                                 ------------         -----------
Change in net assets resulting from
   operations                                       6,282,556           9,673,191
                                                 ------------         -----------
DISTRIBUTIONS TO
CLASS A SHAREHOLDERS
From net investment income                         (8,507,695)         (3,284,182)
From return of capital                                     --             (57,438)
DISTRIBUTIONS TO
CLASS B SHAREHOLDERS
From net investment income                           (714,562)           (450,587)
From return of capital                                     --              (7,874)
DISTRIBUTIONS TO
CLASS C SHAREHOLDERS
From net investment income                         (2,036,943)         (1,005,918)
From return of capital                                     --             (17,571)
                                                 ------------         -----------
Change in net assets from distributions to
   shareholders                                   (11,259,200)         (4,823,570)
                                                 ------------         -----------
CAPITAL TRANSACTIONS
Proceeds from shares issued                       404,321,715         157,684,347
Shares issued in reinvestment of
   distributions                                    7,482,180           3,131,309
Payments for shares redeemed                     (244,761,872)         (5,633,526)
                                                 ------------         -----------
Change in net assets from capital
   transactions                                   167,042,023         155,182,130
                                                 ------------         -----------
Change in net assets                              162,065,379         160,031,751
NET ASSETS
Beginning of period                               160,031,751                  --
                                                 ------------         -----------
End of period                              $      322,097,130   $     160,031,751
                                                 ============         ===========

/1/From commencement of operations on April 3, 2001.

              See accompanying notes to the financial statements.

KENSINGTON SELECT INCOME FUND

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
(Unaudited)

DECREASE IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net investment income                                        $     12,357,303
Adjustments to reconcile net investment income to net cash
   used in operating activities:
   Purchases of investment securities                            (716,253,618)
   Proceeds from disposition of investment securities             475,341,795
   Increase in deposits with broker and custodian bank for
      securities sold short                                        (4,799,012)
   Increase in collateral for securities loaned                    (3,577,564)
   Increase in interest and dividends receivable                   (1,671,551)
   Increase in payable for return of collateral received for
      securities on loan                                            3,577,564
   Increase in accrued expenses and other payables                    346,345
   Net amortization/accretion from investments                        (11,711)
                                                                 ------------
   Net cash used in operating activities                         (234,690,449)
                                                                 ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued                                       403,802,440
Cost of shares redeemed                                          (244,704,076)
Cash distributions paid                                            (3,777,020)
                                                                 ------------
   Net cash provided by financing activities                      155,321,344
                                                                 ------------
Decrease in cash                                                  (79,369,105)
CASH:
Beginning balance                                                  (6,723,433)
                                                                 ------------
Ending balance                                               $    (86,092,538)
                                                                 ============

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income of $7,482,180.

              See accompanying notes to the financial statements.

                      THIS PAGE INTENTIONALLY LEFT BLANK

KENSINGTON SELECT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                        CLASS A
                                               FOR THE           FOR THE
                                           SIX MONTHS ENDED    PERIOD ENDED
                                          SEPTEMBER 30, 2002 MARCH 31, 2002/1/
                                             (Unaudited)
                                          -----------------------------------
NET ASSET VALUE -
BEGINNING OF PERIOD                            $  31.18          $  25.00
                                               --------          --------

INVESTMENT ACTIVITIES
Net investment income                              1.24              2.51
Net realized and unrealized gains from
 investments, options and securities
 sold short                                        0.28              6.29
                                               --------          --------
Total from Investment Activities                   1.52              8.80
                                               --------          --------

DISTRIBUTIONS
Net investment income                             (1.22)            (2.58)
Return of capital                                    --             (0.04)
                                               --------          --------
Total Distributions                               (1.22)            (2.62)
                                               --------          --------

NET ASSET VALUE -
END OF PERIOD                                  $  31.48          $  31.18
                                               ========          ========
Total Return (excludes sales charge)               4.82%(a)         36.37%(a)
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's)              $228,654          $119,483
Ratio of expenses to average net assets
 (excluding dividend and interest
 expense)                                          1.60%(b)          1.60%(b)
Ratio of expenses to average net assets
 (including dividend and interest
 expense)                                          2.04%(b)          2.16%(b)
Ratio of net investment income to average
 net assets                                        9.64%(b)         11.00%(b)
Portfolio Turnover (c)                            37.45%            33.27%

/1/From the commencement of operations on April 3, 2001.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

              CLASS B                                  CLASS C
     FOR THE           FOR THE                FOR THE           FOR THE
 SIX MONTHS ENDED    PERIOD ENDED         SIX MONTHS ENDED    PERIOD ENDED
SEPTEMBER 30, 2002 MARCH 31, 2002/1/     SEPTEMBER 30, 2002 MARCH 31, 2002/1/
   (Unaudited)                              (Unaudited)
------------------ ----------------      ------------------ ----------------

     $ 31.08           $ 25.00                $ 31.06           $ 25.00
     -------           -------       -        -------           -------

        1.21              2.45                   1.22              2.46

        0.19              6.12                   0.17              6.12
     -------           -------       -        -------           -------
        1.40              8.57                   1.39              8.58
     -------           -------       -        -------           -------

       (1.12)            (2.45)                 (1.13)            (2.48)
          --             (0.04)                    --             (0.04)
     -------           -------       -        -------           -------
       (1.12)            (2.49)                 (1.13)            (2.52)
     -------           -------       -        -------           -------

     $ 31.36           $ 31.08                $ 31.32           $ 31.06
     =======           =======       =        =======           =======
        4.42%(a)         35.41%(a)               4.42%(a)         35.42%(a)
     $25,797           $11,049                $67,646           $29,499

        2.35%(b)          2.35%(b)               2.35%(b)          2.35%(b)

        2.86%(b)          3.04%(b)               2.86%(b)          3.00%(b)

        8.66%(b)          9.94%(b)               8.78%(b)         10.07%(b)
       37.45%            33.27%                 37.45%            33.27%

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002  (Unaudited)

1. ORGANIZATION
The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Between the date of organization and the date of commencement of operations (April 3, 2001) of the Kensington Select Income Fund (the "Fund"), a series of the Group, the Fund earned no investment income and had no operations other than incurring organizational expenses. The Fund's investment objective is to seek high current income and potential for modest long- term growth of capital.

The Fund is authorized to offer three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a maximum front-end load charge of 5.75%. Class B shares are sold without a front-end load but have a maximum deferred sales charge of 5.00%. Class C shares are sold without a front-end load, but have a deferred sales charge of 1.00% that is applied to redemptions within one year of purchase.

2. SIGNIFICANT ACCOUNTING PRINCIPLES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION
The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (REITs), master limited partnerships and other real estate companies. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock and limited partnership interests. Portfolio equity securities for which market quotations are readily available are valued based upon their last sales prices in their principal market. Lacking any sales, these securities are valued at the mean between the most recent bid and asked quotations. Debt securities with remaining maturities of 60 days or less will be valued at their amortized cost. Other debt securities are generally valued by pricing agents based on valuations supplied by broker-dealers or calculated by electronic methods. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the best judgement of Kensington Investment Group, Inc. (the "Adviser") under the supervision of the Group's Board of Trustees.

REPURCHASE AGREEMENTS
The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

KENSINGTON SELECT INCOME FUND

SECURITY TRANSACTIONS AND RELATED INCOME
Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

SHORT SALE TRANSACTIONS
Short sales are transactions in which the Fund sells a security it does not own (but has borrowed) in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale, the Fund then is obligated to replace the security borrowed by purchasing it in the open market at a later date. The Fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is also at risk of incurring dividend expense if a security that has been sold short declares a dividend. The Fund must pay the dividend to the lender of the security. All short sales must be collateralized in accordance with the applicable exchange or broker requirements. The Fund maintains the collateral in a segregated account with its custodian and broker, consisting of cash and obligations of the U.S. Government, its agencies or instrumentalities sufficient to collateralize its obligation on the short positions.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income, if any, are declared and paid quarterly and net realized capital gains, if any, are declared and distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses.

FEDERAL INCOME TAXES
It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

SECURITIES LENDING
To generate additional income, the Fund may lend up to 33.33% of securities in which it is invested pursuant to agreements requiring that the loan be continuously secured by cash, U.S. government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. The Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Fund may invest such cash in short-term U.S. government securities, repurchase agreements or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan.

KENSINGTON SELECT INCOME FUND

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002  (Unaudited) (Continued)


There may be risks, such as delay or an inability to regain the securities or even loss of rights in the collateral, should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and creditworthy under guidelines established by the Group's Board of Trustees and when, in the judgement of the Adviser, the consideration which can be earned currently from such securities loaned justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time and, therefore, are not considered to be illiquid investments. As of September 30, 2002, the Fund had debt and equity securities on loan with a total market value of $1,534,042.

The loaned securities were fully collateralized by $6,141,343, which was invested in repurchase agreements at September 30, 2002.

EXPENSES
Expenses that are directly related to the Fund are charged directly to the Fund and expenses which are attributable to a class of shares are charged directly to that class. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities (excluding short-term securities) for the six months ended September 30, 2002 were $352,981,569 and $109,457,166, respectively.

4. RELATED PARTY TRANSACTIONS
Investment advisory services are provided to the Fund by the Adviser. As compensation for its advisory services, the Adviser receives a fee computed daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets.

The Adviser has contractually agreed, until March 30, 2004, to waive fees and/or reimburse the Fund to the extent necessary to maintain Total Fund Operating Expenses for Class A, B and C shares at 1.60%, 2.35% and 2.35%, respectively, provided that these limits do not apply to (1) extraordinary expenses and (2) dividend and interest expense.

For the first 36 full months of the Fund's operations, the Fund will pay or repay fees that were waived or reimbursed to the extent such payments or repayments would not cause the expenses of a Class to exceed the expense limits. The Adviser has waived $77,237 in management fees for the six months ended September 30, 2002. The total amount available for reimbursement to the Adviser is $285,142.

BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator pursuant to an Administration Agreement (the "Administration Agreement"). Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. BISYS Ohio also serves as fund accountant and transfer agent under the Fund Accounting and Transfer Agency Agreement (the "Agreement"). BISYS Ohio receives fees for its services under the Administration Agreement and the Agreement pursuant to an Omnibus Fee Agreement. This fee is computed at an annual rate, subject to a $125,000 annual minimum fee, of 0.18% of the Fund's average daily net assets up to $1 billion and 0.10% for such assets in excess of $1 billion.

BISYS Fund Services Limited Partnership ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., serves as the Fund's principal distributor (the "Distributor"). The Group has entered into a Distribution Plan (the "Plan"). This Plan is in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will pay a monthly fee to the Distributor in annual rates equal to 0.25%, 1.00%

KENSINGTON SELECT INCOME FUND
and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively.

5. SHARES OF BENEFICIAL INTEREST
Each share represents an equal proportionate interest in the Fund with other shares of the same series and class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund. The following is a summary of transactions in Fund shares for the six months ended September 30, 2002 and the period ended March 31, 2002:

                  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002

                     CLASS A                  CLASS B                 CLASS C
               SHARES         AMOUNT    SHARES        AMOUNT    SHARES         AMOUNT
---------------------------------------------------------------------------------------
------------ ---------- -   ----------- ------- -   ---------- --------- -   ----------
Beginning     3,832,226 $   116,484,185 355,478 $   10,490,130   949,759 $   28,207,815
Issued       10,428,354     335,346,245 463,442     14,797,399 1,684,854     54,178,071
Reinvested      176,269       5,675,314  11,900        381,274    44,502      1,425,592
Redeemed      7,173,472     228,141,699   8,276        260,615   519,286     16,359,558
             ----------     ----------- -------     ---------- ---------     ----------
Net increase  3,431,151     112,879,860 467,066     14,918,058 1,210,070     39,244,105
             ----------     ----------- -------     ---------- ---------     ----------
Ending        7,263,377 $   229,364,045 822,544 $   25,408,188 2,159,829 $   67,451,920
             ==========     =========== =======     ========== =========     ==========

                      FOR THE PERIOD ENDED MARCH 31, 2002

                     CLASS A                 CLASS B                CLASS C
              SHARES         AMOUNT    SHARES        AMOUNT   SHARES        AMOUNT
------------------------------------------------------------------------------------
------------ --------- -   ----------- ------- -   ---------- ------- -   ----------
Beginning           -- $            --      -- $           --      -- $           --
Issued       3,923,593     119,245,435 353,978     10,443,075 942,415     27,995,837
Reinvested      74,165       2,234,526   6,642        197,034  23,540        699,749
Redeemed       165,532       4,995,776   5,142        149,979  16,196        487,771
             ---------     ----------- -------     ---------- -------     ----------
Net increase 3,832,226     116,484,185 355,478     10,490,130 949,759     28,207,815
             ---------     ----------- -------     ---------- -------     ----------
Ending       3,832,226 $   116,484,185 355,478 $   10,490,130 949,759 $   28,207,815
             =========     =========== =======     ========== =======     ==========

6. CONCENTRATION OF CREDIT RISK
The Fund invests a substantial portion of its assets in the equity securities of issuers engaged in the real estate industry, including REITs. As a result, the Fund may be more affected by economic developments in the real estate industry than would a diversified equity fund.

7. LEVERAGE
The Fund can buy securities with borrowed money including bank overdrafts (a form of leverage). Leverage exaggerates the effect on the net asset value of any increase or decrease in the market value of a Fund's portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

8. BANK LOANS
The Fund maintains a line of credit to a maximum amount of 33.33% of total net assets. Borrowings under this arrangement bear interest at seven-eighths of one percent above the Fed Funds rate. The average interest rate being charged for the six months ended September 30, 2002 is 2.40%.

For the six months ended September 30, 2002, the Fund had an average outstanding demand loan payable to Custodial Trust Company of $35,899,555.

KENSINGTON SELECT INCOME FUND


OTHER SHARE CLASS RESULTS (Unaudited)

AVERAGE ANNUAL RETURN
FOR PERIODS ENDED SEPTEMBER 30, 2002   1       SINCE
WITH ALL DISTRIBUTIONS REINVESTED     YEAR  INCEPTION/1/
     CLASS B SHARES
     not reflecting CDSC/2/          19.27%   25.89%
     reflecting applicable CDSC      14.27%   23.51%

     CLASS C SHARES
     not reflecting CDSC/2/          19.28%   25.90%
     reflecting applicable CDSC      18.28%   25.90%

/1/Fund inception 3/30/01.
/2/CDSC= contingent deferred sales charge, price per share varies by length of time shares are held.

Past performance is not predictive of future performance.


29